                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  AUGUST 25, 1998 (JUNE 11, 1998)
                                                  -------------------------------


                             ULTRATECH STEPPER, INC.
---------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           DELAWARE                       0-22248                94-3169580
---------------------------------------------------------------------------------
(State of other jurisdiction            (Commission            (IRS Employer
         of incorporation)              File Number)         Identification No.)


3050 ZANKER ROAD, SAN JOSE, CALIFORNIA                                    95134
---------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code             (408) 321-8835
                                                    -----------------------------


                                 NOT APPLICABLE
---------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                                 AMENDMENT NO. 1

          On June 26, 1998, Ultratech Stepper, Inc., a Delaware corporation (the "Company") filed a Form 8-K reporting its purchase of substantially all of the assets and the assumption of certain liabilities of Integrated Solutions, Inc., a Delaware corporation ("ISI") and its wholly owned subsidiary, Integrated Acquisition Sub, Inc., a Delaware corporation (the "Acquisition"). In accordance with Item 7 of Form 8-K, the Company is now filing, within 60 days of the filing of the initial Form 8-K reporting the Acquisition, financial statements of ISI and its subsidiaries as well as pro forma financial information giving effect to the Acquisition.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS: The following financial statements and pro forma financial information are filed as a part of this report.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Integrated Solutions, Inc. and subsidiaries (on a consolidated basis).

          (1)  Independent Auditors' Report (KPMG Peat Marwick LLP);

          (2) Consolidated Balance Sheets for the fiscal years ended March 28, 1998, March 29, 1997 and March 30, 1996;

          (3) Consolidated Statements of Income for the fiscal years ended March 28, 1998, March 29, 1997 and March 30, 1996;

          (4) Consolidated Statements of Stockholders' Equity (Deficit) for the fiscal years ended March 28, 1998, March 29, 1997 and March 30, 1996;

          (5) Consolidated Statements of Cash Flows for the fiscal years ended March 28, 1998, March 29, 1997 and March 30, 1996; and

          (6) Notes to Consolidated Financial Statements for the fiscal years ended March 28, 1998, March 29, 1997 and March 30, 1996.

     (b) PRO FORMA FINANCIAL INFORMATION. Ultratech Stepper, Inc. and Integrated Solutions, Inc. and subsidiaries (on a consolidated basis).

          (1) Pro forma Condensed Combined Statement of Operations for the six months ended July 4, 1998 (unaudited);

          (2) Notes to Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended July 4, 1998;

          (3) Pro forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 1997 (unaudited);

          (4) Notes to Unaudited Pro Forma Condensed Statement of Operations for the fiscal year ended December 31, 1997; and

          (5) Unaudited Condensed Consolidated Balance Sheets for the six months ended July 4, 1998 and for the fiscal year ended December 31, 1997 (Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the three months ended July 4, 1998 filed with the Securities and Exchange Commission on August 14, 1998).

     (c) EXHIBITS. The following documents are filed as exhibits to this report:

          1. Exhibit 7(c)(23.1) - Consent of KPMG Peat Marwick LLP.

          2. Exhibit 7(c)(99.1) - Financial Statements of Business Acquired, Integrated Solutions, Inc. and subsidiaries.

             A.  Independent Auditors' Report (KPMG Peat Marwick LLP);

             B. Consolidated Balance Sheets for the fiscal years ended March 28, 1998, March 29, 1997 and March 30, 1996;

             C. Consolidated Statements of Income for the fiscal years ended March 28, 1998, March 29, 1997 and March 30, 1996;

             D. Consolidated Statements of Stockholders' Equity (Deficit) for the fiscal years ended March 28, 1998, March 29, 1997 and March 30, 1996;

             E. Consolidated Statements of Cash Flows for the fiscal years ended March 28, 1998, March 29, 1997 and March 30, 1996; and

             F. Notes to Consolidated Financial Statements for the fiscal years ended March 28, 1998, March 29, 1997 and March 30, 1996.

          3. Exhibit 7(c)(99.2) - Pro Forma Financial Information, Ultratech Stepper, Inc. and Integrated Solutions, Inc. and subsidiaries (on a consolidated basis).

             A. Pro forma Condensed Combined Statement of Operations for the six months ended July 4, 1998 (unaudited);

             B. Notes to Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended July 4, 1998;

             C. Pro forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 1997 (unaudited);

             D. Notes to Unaudited Pro Forma Condensed Statement of Operations for the fiscal year ended December 31, 1997; and

             E. Unaudited Condensed Consolidated Balance Sheets for the six months ended July 4, 1998 and for the fiscal year ended December 31, 1997 (Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the three months ended
                 July 4, 1998 filed with the Securities and Exchange Commission on August 14, 1998).

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ULTRATECH STEPPER, INC.
                                    (Registrant)

Date:  August 25, 1998              By:   /s/ William G. Leunis, III
                                         --------------------------------

                                    Name:     William G. Leunis, III

                                    Title:    Senior Vice President Finance and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial and
                                              Accounting Officer)

                                  EXHIBIT INDEX


                                                                                                             Page
Exhibit                                                                                                     Number
-------                                                                                                     ------

23.1    CONSENT OF KPMG PEAT MARWICK LLP........................................................................1

99.1    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Integrated Solutions, Inc.
        and subsidiaries (on a consolidated basis).

        (1)       Independent Auditors' Report (KPMG Peat Marwick LLP);.........................................2

        (2)       Consolidated  Balance Sheets for the fiscal years ended March 28, 1998,
                  March 29, 1997 and March 30, 1996;............................................................3

        (3)       Consolidated  Statements of Income for the fiscal years ended March 28, 1998,
                  March 29, 1997 and March 30, 1996;............................................................5

        (4)       Consolidated  Statements of Stockholders' Equity (Deficit) for the fiscal years ended
                  March 28, 1998, March 29, 1997 and March 30, 1996; ...........................................6

        (5)       Consolidated  Statements of Cash Flows for the fiscal years ended March 28, 1998,
                  March 29, 1997 and March 30, 1996; and........................................................7

        (6)       Notes to Consolidated Financial Statements for the fiscal years ended March 28, 1998,
                  March 29, 1997 and March 30, 1996.............................................................9


99.2 PRO FORMA FINANCIAL INFORMATION. Ultratech Stepper, Inc. and Integrated Solutions, Inc. and subsidiaries (on a consolidated basis).

        (1)       Pro forma Condensed Combined Statement of Operations for the six months ended July 4, 1998 (unaudited);..................................................26

        (2)       Notes to Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended July 4, 1998;..........................................................................27

        (3)       Pro forma Condensed Combined Statement of Operations for the fiscal year ended
                  December 31, 1997 (unaudited); and...........................................................28

        (4)       Notes to Unaudited Pro Forma Condensed Statement of Operations for the fiscal year ended
                  December 31, 1997............................................................................29